UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2020

Graham Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-8462	16-1194720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Florence Avenue, Batavia, New York	14020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 343-2216

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	GHM	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 28, 2020, Graham Corporation (the “Company”) entered into a letter agreement (the “Letter Agreement”) with HSBC Bank USA, National Association (“HSBC”), that amended and restated the facility letter dated May 1, 2020, between the Company and HSBC. The Letter Agreement increases the Company’s uncommitted discretionary demand line of credit with HSBC for the issuance of Performance Standby Letters of Credit, as defined in the Letter Agreement (the “Credit Facility”), from $14,000,000 to $15,000,000 and secures the Credit Facility with cash collateral. All other terms from the prior facility letter remain materially unchanged.

Also on October 28, 2020, the Company received JPMorgan Chase Bank, N.A.’s (“JPMorgan”) consent (the “Third Amendment to Credit Agreement”) to enter into the Letter Agreement, whereby JPMorgan and the Company agreed to amendments to the credit agreement dated December 2, 2015, as amended, between the Company and JPMorgan to reflect the increase in the Company’s uncommitted discretionary demand line of credit with HSBC to $15,000,000.

The foregoing summaries of the Letter Agreement and the Third Amendment to Credit Agreement do not purport to be complete, and are qualified in their entirety by reference to the Letter Agreement and the Third Amendment to Credit Agreement, copies of which are filed as exhibits to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Letter Agreement dated October 28, 2020, between the Company and HSBC.

10.2	Third Amendment to Credit Agreement dated October 28, 2020 between the Company and JPMorgan Chase Bank, N.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Corporation

Date: November 2, 2020	By:	/s/ Jeffrey Glajch
Jeffrey Glajch
Vice President – Finance & Administration and
Chief Financial Officer